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                                                         SEC FILE NOS. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS

                            MAINSTAY MAP EQUITY FUND
                            MAINSTAY CONVERTIBLE FUND
                            MAINSTAY GOVERNMENT FUND


                         SUPPLEMENT DATED JUNE 10, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002



This Supplement updates certain information contained in the above-referenced Prospectus (the "Prospectus") of The MainStay Funds (the "Trust") regarding the MainStay MAP Equity Fund, the MainStay Convertible Fund, and the MainStay Government Fund. You may obtain copies of the Prospectus, free of charge, by writing to the Trust at 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


MAP Equity Fund

The Board of Trustees of the Trust has unanimously voted to change the name of the MainStay MAP Equity Fund to the "MainStay MAP Fund," effective June 10, 2002.

All references to the "MainStay MAP Equity Fund" in the Prospectus shall be deemed to refer to the "MainStay MAP Fund."


Convertible Fund

The Board of Trustees of the Trust has unanimously voted to approve contractual management fee breakpoints for the MainStay Convertible Fund, effective June 11, 2002. The following information is added as a footnote to the "Management Fees" line in the table entitled "Fees and Expenses of the Fund" on page 65 of the
Prospectus:


         Effective June 11, 2002, the management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows:
         0.72% on assets up to $500 million, 0.67% on assets in excess of $500 million up to $1.0 billion and 0.62% on assets in excess of $1.0 billion.
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Government Fund

The information provided below updates information regarding the MainStay Government Fund and shall replace, in its entirety, the footnote to the "Management Fees" line in the table entitled "Fees and Expenses of the Fund" on page 81 of the Prospectus:


         Effective March 12, 2002, NYLIM established contractual fee breakpoints for its management fee of 0.60% annually on assets up to $1.0 billion and 0.55% annually on assets in excess of $1.0 billion.